Intangible Assets, Net - Schedule of Intangible Assets, Net (Details)	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)		Dec. 31, 2023 HKD ($)
Schedule of Intangible Assets, Net [Abstract]
Software	$ 1,277,753	$ 164,496		$ 1,277,753
Trademarks (note (a))	15,023,180	1,934,057	[1]		[1]
Total	16,300,933	2,098,553		1,277,753
Less: accumulated amortization	(2,759,491)	(355,252)		(1,277,753)
Intangible assets, net	$ 13,541,442	$ 1,743,301

[1]	On May 29, 2024, the Company entered into assets purchase agreement with a company controlled by Ms. Siu, Neo-Concept (Holdings) Company Limited, to purchase the trademark at a consideration of HK$15,023,180 (US$1,931,000). The trademarks are brand names which have been registered in Hong Kong, the Mainland China, the European Union, and are being registered in the US, Qatar and the United Arab Emirates.